SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2005


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


      Nevada                            000-21640                88-0136443
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(State or other jurisdiction           (Commission          (I.R.S. Employer of
incorporation)                         File Number)         Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                          89102
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01.  OTHER EVENTS

         On March 15, 2005, Station Casinos, Inc. issued a press release announcing increased guidance for first quarter 2005 and announced acceleration of the phase II expansion of Red Rock. A copy of the release is attached to this Current Report as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date:    March 15, 2005              By: /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer